Exhibit 10.34
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER FORM
Insurance Provisional Sum Interim Adjustment

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00011 DATE OF CHANGE ORDER: October 01, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to the instructions in Section 2.3.B of the Second Amended and Restated Umbrella Agreement in Attachment O of the Agreement, this Change Order amends the Insurance Provisional Sum amount to the Stage 4 Anticipated Actual Insurance Cost.

2.
The Insurance Provisional Sum in Section 2.3 of Attachment EE, Schedule EE-2 of the Agreement prior to this Change Order was Fifty-Two Million, Five Hundred Thousand U.S. Dollars (U.S. $52,500,000). The Insurance Provisional Sum is hereby decreased by Eighteen Million, Two Hundred Fifty-Five Thousand, One Hundred Fifty U. S. Dollars (U.S. $18,255,150) and the new value as amended by this Change Order shall be Thirty-Four Million, Two Hundred Forty-Four Thousand, Eight Hundred Fifty U.S. Dollars (U.S. $34,244,850).

3.	The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

5.	The final adjustment to the Insurance Provisional Sum will be made in accordance with Section 2.3.C of the Second Amended and Restated Umbrella Agreement in Attachment O of the Agreement.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.....................................................................................................................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-#00010)........................................................................................................................................	$(1,414,200)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was................................................................................................................................................................	$2,015,478,373
4.	The Contract Price Applicable to Subproject 6(a) will be decreased by this Change Order in the amount of....................................................................................................................................................	$(18,255,150)
5.	The Provisional Sum Applicable to Subproject 6(a) will be decreased by this Change Order in the amount of....................................................................................................................................................	$(18,255,150)
6.	The new Contract Price Applicable to Subproject 6(a) including this Change Order will be..................................................................................................................................................................	$2,017,281,830

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) was.............................................................................................................................................................	$—
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00001-#00010)........................................................................................................................................	$457,696,000
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was.............................................................................................................................................................	$457,696,000
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order..........................................................................................................................................................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order..........................................................................................................................................................	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be................................................................................................................................................................	$457,696,000

Adjustment to Contract Price

13.	The original Contract Price was (add lines 1 and 7).................................................................................	$2,016,892,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,473,174,373
15.	The Contract Price will be decreased by this Change Order in the amount of (add lines 4 and 10).........	$(18,255,150)
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,454,919,223

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
October 10, 2019	October 1, 2019
Date of Signing	Date of Signing

CHANGE ORDER FORM
Replacement of Timber Piles with Pre-Stressed Concrete Piles

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00012 DATE OF CHANGE ORDER: October 30, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this change order reflects the change in Scope of Work and total costs to replace two hundred four (204) existing timber piles with pre-stressed concrete piles in Areas F01, C02, B01 and L01, and the addition of ninety-seven (97) pre-stressed concrete piles in Areas K01 and F01.

The change to the Design Basis, from timber piles to pre-stressed concrete piles in these Areas, should provide Owner with pile capacity design improvements for greater overall structural stability.

2.	The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was.....................................................................................................................................................................	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#00001-#00011)........................................................................................................................................	$(19,669,350)
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was................................................................................................................................................................	$1,997,223,223
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of....................................................................................................................................................	$585,088
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of....................................................................................................................................................	$—
6.	The new Contract Price Applicable to Subproject 6(a) including this Change Order will be..................................................................................................................................................................	$1,997,808,311

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) was.............................................................................................................................................................	$—
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#00001-#00011)........................................................................................................................................	$457,696,000
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was.............................................................................................................................................................	$457,696,000
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order..........................................................................................................................................................	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order..........................................................................................................................................................	$—
12.	The new Contract Price Applicable to Subproject 6(b) including this Change Order will be................................................................................................................................................................	$457,696,000

Adjustment to Contract Price

13.	The original Contract Price was (add lines 1 and 7).................................................................................	$2,016,892,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,454,919,223
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4 and 10).........	$585,088
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,455,504,311

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(a): (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B

Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A

Adjustment to Performance Guarantees for Subproject 6(a): N/A

Adjustment to Design Basis for Subproject 6(a): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria for Subproject 6(b): (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Maurissa D. Rogers
Owner	Contractor
David Craft	Maurissa D. Rogers
Name	Name
SVP E&C	Sr Project Manager, PVP
Title	Title
November 13, 2019	October 30, 2019
Date of Signing	Date of Signing